EXHIBIT 12.(b)

DGHM INVESTMENT TRUST

CHIEF EXECUTIVE OFFICER CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report (the "Report") of the DGHM All-Cap Value Fund (the "Fund") of the DGHM Investment Trust on Form N-CSR for the period ended February 29, 2008, as filed with the Securities and Exchange Commission, the undersigned, Jeffrey C. Baker, Principal Executive Officer of the Fund does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: April 30, 2008	By:

/s/ Jeffrey C. Baker

Jeffrey C. Baker

Trustee, President and Principal Executive Officer

DGHM Investment Trust

A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report.

                                                                                                                             DGHM INVESTMENT TRUST

CHIEF FINANCIAL OFFICER CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report (the "Report") of the DGHM All-Cap Value Fund (the "Fund") of the DGHM Investment Trust on Form N-CSR for the period ended February 29, 2008, as filed with the Securities and Exchange Commission, the undersigned, Thomas F. Gibson, Principal Financial Officer of the Fund does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: April 30, 2008	By:

/s/ Thomas F. Gibson

Thomas F. Gibson

Treasurer and Principal Financial Officer

DGHM Investment Trust

A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report.